UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 25, 2005
                                                         ----------------

                       SOUTHERN CONNECTICUT BANCORP, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Connecticut                    0-49784               06-1609692
 ----------------------------    ----------------------    -------------------
 (State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
       of incorporation)                                   Identification No.)

                     215 Church Street, New Haven, CT       06510
                     ---------------------------------     --------
               (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (203) 782-1100
                                                           --------------

           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                 Section 1--Registrant's Business and Operations

Item 1.01.        Entry into a Material Definitive Agreement.

         On January 20, 2005, Southern Connecticut Bancorp, Inc. ("Bancorp") entered into a new employment agreement, effective as of January 1, 2005 (the "Agreement"), with Michael M. Ciaburri, Bancorp's President and Chief Operating Officer since 2003. The Agreement replaces an earlier employment agreement with Mr. Ciaburri with a term that ended December 31, 2004. The following description of the Agreement is a summary of the material terms of the Agreement and does not purport to be complete, and is qualified in its entirety by reference to the Agreement which will be filed as an exhibit to Bancorp's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

         Under the Agreement, Mr.Ciaburri's term of employment ends on December 31, 2006 with an automatic extension through December 31, 2007, unless Bancorp earlier terminates Mr.Ciaburri's employment under the terms of the Agreement. Mr.Ciaburri will receive a base salary of $150,000 in the first year of the employment term, increasing to $157,500 in the second year of the term and $166,000 in the third year of the term, and will be eligible for salary increases and other merit bonuses at the discretion of Bancorp's Board of Directors. Mr. Ciaburri will be reimbursed for expenses and will be provided with health insurance, participation in the Bank's profit sharing or 401(k) plan, an automobile and club membership.

         In the event Mr.Ciaburri's employment is terminated or his responsibilities are significantly reduced as a result of a "Business Combination" (as defined in the Agreement), Mr. Ciaburri will, subject to certain conditions, be entitled to receive a lump sum payment equal to three times his base annual compensation in effect at the time of termination plus the amount of Mr. Ciaburri's bonus for the prior calendar year, and all of Mr. Ciaburri's previously granted stock options shall immediately become fully vested. Additionally, in the case of Mr. Ciaburri's termination as a result of a Business Combination and in the event Mr.Ciaburri is otherwise terminated by Bancorp except for cause or disability or upon death, Mr. Ciaburri will be entitled to receive his base salary under the Agreement for the balance of the unexpired term of his employment.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SOUTHERN CONNECTICUT BANCORP, INC.




                                    By: /s/ Joseph V. Ciaburri
                                    ------------------------------------------
                                    Name: Joseph V. Ciaburri
                                    Title:  Chairman & Chief Executive Officer



Date:  January 25, 2005